UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report   May 13, 2025
(Date of Earliest event reported)

FIRST NORTHERN COMMUNITY BANCORP
(Exact name of registrant as specified in its charter)

California	000-30707	68-0450397
(State of Incorporation)	(Commission File No.)	(IRS Employer ID Number)

195 North First Street, P.O. Box 547, Dixon, California	95620
(Address of principal executive offices)	(Zip Code)

707) 678-3041
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class Trading Symbol(s)Name of each exchange on which registered
None                                                               Not Applicable

 Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  [ ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [ ]

ITEM 5.07  SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

On May 13, 2025, First Northern Community Bancorp (the “Company”) held its Annual Meeting of Shareholders (the “Annual Meeting”).  At the Annual Meeting, the Company’s shareholders acted upon the three proposals listed below.  The final results for the votes regarding each proposal are set forth below.

1.	To elect the following ten (10) persons to the Board of Directors to serve until the 2026 Annual Meeting of Shareholders or until their respective successors shall be elected and qualified:

Director	Votes For	Against or Authority Withheld	Broker Non-Votes
Patrick R. Brady	8,447,774	1,388,257	1,934,885
John M. Carbahal	8,478,953	1,357,078	1,934,885
Gregory DuPratt	8,477,830	1,358,201	1,934,885
Barbara A. Hayes	8,481,050	1,354,981	1,934,885
Richard M. Martinez	8,481,050	1,354,981	1,934,885
Foy S. McNaughton	8,477,830	1,358,201	1,934,885
Sean P. Quinn	8,481,050	1,354,981	1,934,885
Mark C. Schulze	8,478,953	1,357,078	1,934,885
Jeremiah Z. Smith	9,686,905	149,126	1,934,885
Louise A. Walker	8,479,927	1,356,104	1,934,104

2.	To approve the First Northern Community Bancorp 2026 Stock Incentive Plan (which will replace the First Northern Community Bancorp 2016 Stock Incentive Plan):

For	Against	Abstain	Broker Non-Votes
8,124,758	1,388,168	78,883	2,179,107

3.	To approve the First Northern Community Bancorp 2026 Employee Stock Purchase Plan (which will replace the First Northern Community Bancorp 2016 Employee Stock Purchase Plan):

For	Against	Abstain	Broker Non-Votes
8,194,404	1,321,668	75,737	2,179,107

4.	To ratify the appointment by the Audit Committee of the Board of Directors of Moss Adams LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2025.

For	Against	Abstain
11,709,606	680	60,630

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 16, 2025	First Northern Community Bancorp (Registrant)

/s/ Jeremiah Z. Smith
By: Jeremiah Z. Smith
President/Chief Executive Officer